Case No. 02-13672
                              Reporting Period: December 16 to December 31, 2002
--------------------------------------------------------------------------------

            INSILCO TECHNOLOGIES, INC., ET AL.


      Tab    Description
      ---    -----------
       A  -  Schedule of Cash Receipts and Disbursements
       B  -  Bank Reconciliations and Statements
       C  -  Statement of Operations
       D  -  Balance Sheet
       E  -  Status of Postpetition Taxes / Summary of Unpaid Postpetition Debts
       F  -  Accounts Receivable Reconciliation and Aging
       G  -  Debtor Questionnaire

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In Re   Insilco Technologies, Inc.,  et al.                                                                Case No. 02-13672
                   Debtors                                                Reporting Period: December 16 to December 31, 2002

                            Monthly Operating Report
                            ------------------------
            File with Court and submit copy to United States Trustee
                        within 30 days after end of month

Submit copy of report to any official committee appointed in the case.
----------------------------------------------------------------------------------------------------------------------------
                                                                                           Document         Explanation
REQUIRED DOCUMENTS                                                           Form No.      Attached          Attached
----------------------------------------------------------------------------------------------------------------------------
Schedule of Cash Receipts and Disbursements                                                    X (Exh. A)
----------------------------------------------------------------------------------------------------------------------------
         Bank Reconciliation (or copies of debtor's bank reconciliations)                                        X (Exh. B)
----------------------------------------------------------------------------------------------------------------------------
         Copies of Bank Statements                                                                               X
----------------------------------------------------------------------------------------------------------------------------
         Cash disbursements journals                                                                     see cash rec/disb
----------------------------------------------------------------------------------------------------------------------------
Statement of Operations                                                                        X (Exh. C)
----------------------------------------------------------------------------------------------------------------------------
Balance Sheet                                                                                  X (Exh. D)
----------------------------------------------------------------------------------------------------------------------------
Status of Postpetition Taxes                                                                                     X
----------------------------------------------------------------------------------------------------------------------------
         Copies of IRS Form 6123 or payment receipt                                                     see tax attestation
----------------------------------------------------------------------------------------------------------------------------
         Copies of tax returns filed during reporting period                                            already provided
----------------------------------------------------------------------------------------------------------------------------
Summary of Unpaid Postpetition Debts                                         MOR - 4           X (Exh. E)
----------------------------------------------------------------------------------------------------------------------------
Accounts Receivable Reconciliation and Aging                                 MOR - 5           X (Exh. F)
----------------------------------------------------------------------------------------------------------------------------
Debtor Questionnaire                                                         MOR - 5           X (Exh. G)
----------------------------------------------------------------------------------------------------------------------------

Insilco International Holding Company (02-13674) is a holding company and Signal Caribe (02-13680) is a nonoperating company and thus there is no activity to report for these two companies.

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.


/s/ Michael R. Elia                                           2/3/03
-----------------------------------------               -------------------
Signature of Debtor                                     Date


-----------------------------------------               -------------------
Signature of Joint Debtor                               Date

/s/ Michael R. Elia                                           2/3/03
-----------------------------------------               -------------------
Signature of Authorized Individual*                     Date


-----------------------------------------         ------------------------------
Printed Name of Authorized Individual             Title of Authorized Individual


* Authorized individual must be an officer, director, or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

                                   EXHIBIT A
                                   ---------

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In Re Insilco Technologies, Inc. et al.                        Case No. 02-13672
Debtors                                            Reporting Period: December 16
                                                   to December 31, 2002

Weekly Cash Flow
US LOCATIONS                               A          A         A
Week number                               51         52         1
Date                                 12/20/2002 12/27/2002 1/31/2002
--------------------------------------------------------------------
Beginning Cash Balance                  8,441      9,623     10,153

Collections
Trade receipts                          2,118      1,883      1,119
Other                                       -          -          -
--------------------------------------------------------------------
  Total Collections                     2,118      1,883      1,119
--------------------------------------------------------------------

Cash Available                         10,559     11,506     11,272

Disbursements *
Payroll                                     -       (700)      (468)
Benefits                                 (255)      (205)       (44)
Inventory Purchases                      (341)      (331)       (33)
General Cash Disbursements               (338)       (97)       (46)
Deposits                                   (2)         -         (1)
Critical Vendor Payments                    -          -          -
Capital expenditures                        -          -          -
Other                                       -          -          -
                                   ---------------------------------
    Subtotal Operating Expenses          (936)    (1,333)      (592)
Professional fees
   On-Going                                 -        (20)         -
   Debtor's Professionals                              -
   Unsecured Professionals
                                   ---------------------------------
       Subtotal                             -        (20)         -
                                   ---------------------------------
  Bank Professionals                                   -          -
Restructuring costs                         -          -          -
Taxes                                       -          -          -
Intercompany transfers out                  -          -          -
Intercompany transfers in                   -          -          -
Debt service                                -          -          -
--------------------------------------------------------------------
  Total disbursements                    (936)    (1,353)      (592)
--------------------------------------------------------------------

DIP Borrowings/(Paydowns)                   -          -          -

Ending cash                             9,623     10,153     10,680
====================================================================


Key Account information
Sales                                   3,231     1,984      1,410
Trade accounts receivable balance      22,467    22,617     22,526
Inventory                              22,771    23,824     24,042
Accounts payable - US                     505     1,242      1,382

* On a book basis, i.e. includes checks written not cashed.

INNET TECHNOLOGIES, INC. 02-13673
SCHEDULE OF INTERCO TRANSFERS
PERIOD 11/30/02-12/31/02                 Due from (Due to)     Due from (Due to)
--------------------------------------------------------------------------------
                                            INNET WITH            INNET WITH
                                               CHINA                 GMBH
                                               -----                 ----
BALANCE 11/29/02                            (1,149,530)           1,388,062
NON-CASH ACTIVITY
Transfers to non-debtor                        317,193                    0
Transfers from non-debtor, if any             (337,322)                   0
CASH ACTIVITY
Transfers to non-debtor                                                   0
Transfers from non-debtor, if any              (65,000)                   0
OTHER                                                0                    0
BALANCE AT 12/31/02                         (1,234,659)           1,388,062
--------------------------------------------------------------------------------


Signal Transformer Co 02-13681
Intercompany Account Activity
With Non-debtors
December-2002                        Due from (Due to)       Due from (Due to)
--------------------------------------------------------------------------------
                                   Signal Transformer to   Signal Transformer to
                                      Signal Mexicana        Signal Dominicana
                                          A/C 2655               A/C 2610.3
                                          --------               ----------
Balance at November 29, 2002              $186,165               ($971,578)
Wire Transfers to non-debtors             $331,000 a               $95,000 b
Interco production transferred by
  non-debtors                            ($232,273)              ($124,541)
Other Interco charges to (from)
  non-debtors                              $11,900                 $28,110
                                     -------------------------------------------
Balance at December31, 2002               $296,792               ($973,009)
                                     -------------------------------------------

a- Wires transferred to Signal Transformer Mexicana bank account at Banamex to fund payroll and other locally paid operating expenses
b- Wires transferred to Signal Dominicana bank account at Citibank to fund payroll and other locally paid operating expenses
--------------------------------------------------------------------------------

ITG Global 02-13672
Intercompany Balances with Non-Debtors
as of 12-31-02                                Due from (Due to)     Due from (Due to)    Due from (Due to)    Due from (Due to)
-------------------------------------------------------------------------------------------------------------------------------
                                                   Ireland                 UK                   TAT              SCS Germany
                                                   -------                 --                   ---              -----------
Balance @ 11-29-02                               163,178.83            243,186.71           181,876.20             4,060.18
Transfers to Non-Debtor                            3,816.24                                  14,398.89
Transfers from Non-Debtor                         (3,804.24)                                   (498.89)
Other                                             (2,588.07)            (1,716.33)
                                       -------------------------------------------------------------------------------------
Balance @ 12-31-02                               160,602.76            241,470.38           195,776.20             4,060.18
Ireland
  T1 Lines for computer sytem                      3,816.24
  Payment made by Ireland                         (3,804.24)
  Other Translation                               (2,588.07)
UK
  Other Translation                               (1,716.33)
TAT
  Salary & Benefits Cust Svc Rep at Nortel         3,850.00
  Leased Equip                                     1,111.00
  Inventory transfers                              9,437.89
  Inventory purchased from TAT                      (498.89)
----------------------------------------------------------------------------------------------------------------------------

Stewart Connector Systems, Inc. 02-13679
Rollforward of Intercompany balances with non-debtors        Due from (Due to)    Due from (Due to)    Due from (Due to)
------------------------------------------------------------------------------------------------------------------------
                                                                   SCS de
                                                                   Mexico                Gmbh               ITI Ltd
                                                                   ------                ----               -------
Balance at 11/29/02                                              639,257.97         4,624,136.38           598,676.75
Wire transfers to non-debtor  **                                 323,748.00                 0.00                 0.00
Charge back of costs/expenses from non-debtor                   (300,910.97)             (681.00)          (17,138.00)
Charge back of costs/expenses to non-debtor                            0.00            62,972.50                 0.00
Trade sales to non-debtor                                              0.00           277,476.80            88,870.26
                                                            ------------------------------------------------------------
Balance at 12/31/02                                              662,095.00         4,963,904.68           670,409.01
                                                            ============================================================
** funding is for payroll and expenses
debit balance = receivable on the books of SCS
------------------------------------------------------------------------------------------------------------------------


PRECISION CABLE MANUFACTURING 02-13675
SCHEDULE OF INTERCO TRANSFERS
PERIOD 11/30/02-12/31/02            Due from (Due to)    Due from (Due to)
--------------------------------------------------------------------------------
                                         PCM WITH             PCM WITH
                                        PCM MEXICO             CHINA
                                        ----------             -----
BALANCE 11/29/02                         (318,450)             14,166
ACTIVITY
Contract Labor                                                 11,302
Peso Purchases                            326,441
Rent Mexico                                35,628
Taxes                                      (1,642)
Meals & Entertainment                      (4,112)
Mexico Expenses                          (266,028)
                                     ------------------------------------
BALANCE AT 12/31/02                      (228,163)             25,468
                                     ====================================
--------------------------------------------------------------------------------

                                   EXHIBIT B
                                   ---------

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In Re: Insilco Technologies, Inc. et al.                                                                           Case No. 02-13672
Debtors                                                                           Reporting Period: December 16 to December 31, 2002

                                                                                                                Statement  Date Last
BANK /ADDRESS            ENTITY                        CASE NUMBER  STATUS   NUMBER      TYPE OF ACCOUNT           Rec'd  Reconciled
-------------            ------                        -----------  ------   ------      ---------------           -----  ----------
Bank One N.A.            Insilco Technologies Inc.       02-13672    Open   55-55930     Master Concentration      11/02     11/02
1 Bank One Plaza
Chicago, IL  60670       Insilco Technologies Inc.       02-13672    Open   633550926    Pension Payroll Account   11/02     11/02
Contact: Vernon Wright
                         Insilco Technologies Inc.       02-13672    Open   633551221    Control Disbursement
                                                                                         Account - Post Petition   11/02     11/02

                         Insilco Technologies Inc.       02-13672    Open   633549498    Contol Disbursement
                                                                                         Account - Pre-Petition    11/02     11/02

                         Insilco Technologies Inc.       02-13672    Open   633549480    Total Pay account -
                                                                                         payroll                   11/02     11/02

                         Insilco Holding Co              02-13671    Open   637184318    Control Disbursement
                                                                                         Account - Post Petition   11/02     11/02

                         Insilco Holding Co              02-13671    Open   632989786    Contol Disbursement
                                                                                         Account - Pre-Petition    11/02     11/02

Fifth Third Bank         Insilco Technologies Inc.       02-13672    Open   755-53849    Deposit Account           11/02     11/02
420 Metro Place South
Dublin, Oh 43017


Bank One N.A.            ITG Global                      02-13672    Open   10-05339     DDA Account               11/02     11/02
1 Bank One Plaza                                                             905899      Lockbox Deposit address
Chicago, IL  60670
Contact: Vernon Wright   ITG Global                      02-13672    Open   633549506    Control Disbursement
                                                                                         Account - Pre-petition    11/02     11/02

                         ITG Global                      02-13672    Open   633551239    Control Disbursement
                                                                                         Account - Post-petition   11/02     11/02


Bank One N.A.            Signal Transformer Co., Inc.    02-13681    Open   10-46127     DDA Account               11/02     11/02
1 Bank One Plaza
Chicago, IL  60670       Signal Transformer Co., Inc.    02-13681    Open   1111673      DDA Account               11/02     11/02

                         Signal Transformer Co., Inc.    02-13681    Open   633549514    Control Disbursement
                                                                                         Account - Pre-petition    11/02     11/02

                         Signal Transformer Co., Inc.    02-13681    Open   633551247    Control Disbursement
                                                                                         Account - Post-petition   11/02     11/02


                                     Page 6

Fleet Bank               Signal Transformer Co. Inc.     02-13681    Open   9387-252560  Deposit Account,
165 Sheridan Blvd.                                                                       No Lockbox                11/02     11/02
Inwood, NY 11096


Chase Bank               Signal Transformer Co, Inc.     02-13681    Open  301-01059971  Deposit for credit card
                                                                                         purchases.                11/02     11/02


Banco Popular            Signal Caribe, Inc              02-13680    Open   245-021907   Payroll. To Process ADP   11/02     11/02
P.O. Box 362708                                                                          Chicago payroll
San Juan, Puerto Rico
00936-2708
Contact: Evidia Vazquez
Phone: 809-765-9800
       ex. 5356


Bank One N.A.            Stewart Connector Systems, Inc  02-13679    Open   51-60383     DDA Account               11/02     11/02
1 Bank One Plaza                                                             730346      Dallas TX., Lock Box No.
Chicago, IL  0670
Contact: Vernon Wright   Stewart Connector Systems, Inc  02-13679    Open   633549548    Control Disbursement
                                                                                         Account - Pre-petition    11/02     11/02

                                                                            637184284    Control Disbursement
                                                                                         Account - Post-petition   11/02     11/02


Allfirst Bank            Stewart Connector Systems, Inc. 02-13679    Open  0-055-207-593 Checking                  11/02     11/02
109 W. Market Street
York, PA 17401
Contact: Brenda Thomson
Phone: 717-852-2021
Fax: 717-852-2047


Bank One N.A.            Stewart Stamping Corporation    02-13678    Open   10-32994     Deposit - Lockbox         11/02     11/02
1 Bank One Plaza                                                             21373       Chicago, IL Lock Box No.
Chicago, IL 60670
Contact: Vernon Wright   Stewart Stamping Corporation    02-13678    Open   633549522    Control Disbursement
                                                                                         Account - Pre-petition    11/02     11/02

                         Stewart Stamping Corporation    02-13678    Open   633551254    Control Disbursement
                                                                                         Account - Post-petition   11/02     11/02

                         EFI Inc.                        02-13676    Open   633549530    Control Disbursement
                                                                                         Account - Pre-petition    11/02     11/02

                         EFI Inc.                        02-13676    Open   633551262    Control Disbursement
                                                                                         Account - Post-petition   11/02     11/02

                         EFI, Inc.                       02-13676    Open   1032994      Deposit - Lockbox         11/02     11/02

                                                                             21371       Lock Box Number

                                     Page 7

HSBC                     Stewart Stamping Corporation    02-13678    Open   652016944    Checking Used for misc.   11/02     11/02
778 Yonkers Avenue                                                                       incoming checks.
Yonkers, NY 10704-2094

Fleet Bank               EFI, Inc.                       02-13676    Open  005-524-0606  Interest Bearing          11/02     11/02
Mail Stop: MA BO F04G
75 State Street
Boston, MA 02109

Bank One N.A.            Precision Cable Mfg. Co.        02-13675    Open   10-80613     DDA Account               11/02     11/02
1 Bank One Plaza                                                             730301      Pasadena, CA Lock Box
Chicago, IL  60670
                         Precision Cable Mfg. Co.        02-13675    Open   633549555    Control Disbursement
                                                                                         Account - Pre-petition    11/02     11/02

                         Precision Cable Mfg. Co.        02-13675    Open   637184292    Control Disbursement
                                                                                         Account - Post-petition   11/02     11/02

                         Precision Cable Mfg. Co.        02-13675    Open   632989828    Total pay account -
                                                                                         payroll                   11/02     11/02

Chase Manhattan Bank     Precision Cable Mfg. Co.        02-13675    Open   05600149393  Operating Account         11/02     11/02

                         Precision Cable Mfg. Co.        02-13675    Open   05600120774  Petty Cash & Credit
                                                                                         Card Charges              11/02     11/02

Bank One N.A.            InNet Technologies, Inc.        02-13673    Open   10-80621     DDA Account               11/02     11/02
1 Bank One Plaza                                                             100903      Pasadena, CA Lock Box
Chicago, IL  60670
                         InNet Technologies, Inc.        02-13673    Open   633549563    Control Disbursement
                                                                                         Account - Pre-petition    11/02     11/02

                         InNet Technologies, Inc.        02-13673    Open   637184300    Control Disbursement
                                                                                         Account - Post-petition   11/02     11/02

Note the following companies do not have any bank accounts:
Insilco International Holdings Inc. 02-13674
EFI Metal Forming, Inc. 02-13677

                                   EXHIBIT C
                                   ---------

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In Re: Insilco Technologies, Inc. et al.                       Case No. 02-13672
Debtors                                            Reporting Period: December 16
                                                   to December 31, 2002

                    US LOCATIONS (WOUT MEXICO, DR AND CHINA)
        PRELIMINARY CONSOLIDATING STATEMENT OF OPERATIONS - CURRENT MONTH
                                  December 2002
                             (amounts in thousands)
                                   (Unaudited)

                                 02-13672       02-13675                                    02-13678       02-13677       02-13676
                                   ESCOD        PRECISION      PRECISION    Cust. Assem.     STEWART          ITG
                                  CONSOL.         CABLE          ELIMS          ELIMS        STAMPING       EL PASO          EFI
                                  -------         -----          -----          -----        --------       -------          ---
GROSS SALES                          946          1,681                                       1,762            351          1,260
Intercompany Sales                                                (266)                         216                            91
Sales Discounts                        1              8
Sales Returns                          8             15
                               -----------------------------------------------------------------------------------------------------
   Net Sales                         937          1,658           (266)                       1,978            351          1,351
VARIABLE MFG. EXPENSES:
   Material                          451          1,288           (266)            4            889            218            574
   Direct Labor                      125             76                                         204             26            199
   Variable Fringe                    44                                                         60              8             83
   Variable overhead                  42                                                         27             12
   Warranty
   Other                                             39                                         105             23             69
                               -----------------------------------------------------------------------------------------------------
      Total Variable Mfg Exp.        662          1,403           (266)            4          1,285            287            925
Mfg. Contribution Margin             275            255                           (4)           693             64            426
Contribution %                     29.3%          15.4%                                       35.0%          18.2%          31.5%
Inventory Adjustment                  50                                                        (22)            26             13
FIXED MFG. EXPENSES:
   Wage                              118            167                                         387             65            199
   Fixed Fringe                       48              8                                         112             13            105
   Supplies                            1             22
   Utilities                           5             17                                          24                            10
   Depreciation                       35             95                                         135             37            143
   Rent, Taxes, & Ins.                23             63                                          27             26             28
   Other                               4             43                                          61             30            104
   COS Adjustments
                               -----------------------------------------------------------------------------------------------------
      Total Fixed Mfg. Exp.          234            415                                         746            171            589
                               -----------------------------------------------------------------------------------------------------
Total Cost of Goods Sold             946          1,818           (266)            4          2,009            484          1,527
Gross Margin                          (9)          (160)                          (4)           (31)          (133)          (176)
SELLING, G, & A:
   Sales Commissions                   8             14                                          15              5             31
   Advertising & Promo  (Var)                         1
   Engineering
   Sales & Marketing - Fixed                         87                                          47                            31
   New Product Development
   Finance                            16             31                                          43             14             31
   MIS                                10             22                                          24              3              2
   Admin & Executive                 129             12                                          12              5             15
   Legal                                                                                                                        5
   Human Resources                     5              6                                          13                             8
   Depreciation                        6             20                                          13              1              7
   Amortization
   Group Charge Allocation
   Other                                                                                        (15)             7
   S, G, & A Adjustments
                               -----------------------------------------------------------------------------------------------------
      Total Selling, G, & A          174            193                                         152             35            130
Adjusted Operating Profit           (183)          (353)                          (4)          (183)          (168)          (306)
   One Time Adjustments
                               -----------------------------------------------------------------------------------------------------
Operating Profit                    (183)          (353)                          (4)          (183)          (168)          (306)
OTHER INCOME:
   Interest Inc. - outside
   Gain on sale of assets            (13)
   Income - unconsol. co.
   Other Income
                               -----------------------------------------------------------------------------------------------------
      Total Other Income             (13)
OTHER EXPENSE:
   Interest Exp. - outside                            1
   Amortization
   Other Expense
                               -----------------------------------------------------------------------------------------------------
      Total Other Expense                             1
Reorganization Items
Extraordinary Item

   Total Other Inc. (Exp)            (13)            (1)
                               -----------------------------------------------------------------------------------------------------
      Earnings before taxes         (196)          (354)                          (4)          (183)          (168)          (306)
                               -----------------------------------------------------------------------------------------------------
STATE & FEDERAL TAXES:
   State taxes
   Federal taxes                     157           (160)                                        (86)           (69)          (132)
   Foreign taxes
                               -----------------------------------------------------------------------------------------------------
      Total Taxes                    157           (160)                                        (86)           (69)          (132)
Income before Interco.              (353)          (194)                          (4)           (97)           (99)          (174)
INTERCOMPANY ACTIVITY:
   Capital charge                    (84)          (106)                                       (126)           (27)          (140)
   Corporate charges                 (30)           (51)                                        (25)            (4)           (23)
                               -----------------------------------------------------------------------------------------------------
      Total Interco.                (114)          (157)                                       (151)           (31)          (163)
                               -----------------------------------------------------------------------------------------------------
Earnings from Cont. Op.             (467)          (351)                          (4)          (248)          (130)          (337)
                               -----------------------------------------------------------------------------------------------------
Discontinued Operations
                               -----------------------------------------------------------------------------------------------------
   Total Current Earnings           (467)          (351)                          (4)          (248)          (130)          (337)
                               =====================================================================================================
   Note: Adjusted EBITDA            (142)          (238)                          (4)           (35)          (130)          (156)

Note: Insilco International Holdings. Inc. does not have any activity 02-13674.

                                                                                                                           02-13681/
                                               02-13679                            02-13673                                02-13680
                               Prec. Stamp.                CONNECTOR   CONNECTOR                 INNET       CONN/INNET     SIGNAL
                                  Elims        CONNECTOR     ELIMS       ELIMS       INNET       ELIMS          ELIMS       CONSOL.
                                  -----        ---------     -----       -----       -----       -----          -----       -------
GROSS SALES                                     1,394                                   91                                  1,497
Intercompany Sales                 (307)          544         (280)       (301)        370        (337)       (1,057)           1
Sales Discounts                                    12
Sales Returns                                                                                                                  (4)
                               -----------------------------------------------------------------------------------------------------
   Net Sales                       (307)        1,926         (280)       (301)        461        (337)       (1,057)       1,502
VARIABLE MFG. EXPENSES:
   Material                        (278)        1,008         (257)                    201        (179)       (1,533)         953
   Direct Labor                                    41                                   54         (45)                        79
   Variable Fringe                                 96                                                                          70
   Variable overhead                               82                                   71         (97)                        56
   Warranty
   Other                                          316                     (301)          4
                               -----------------------------------------------------------------------------------------------------
      Total Variable Mfg Exp.      (278)        1,543         (257)       (301)        330        (321)       (1,533)       1,158
Mfg. Contribution Margin            (29)          383          (23)                    131         (16)          476          344
Contribution %                     9.4%         19.9%         8.2%                   28.4%        4.7%        -45.0%        22.9%
Inventory Adjustment                                                                    30         (30)                        99
FIXED MFG. EXPENSES:
   Wage                                            85                                   12                                     68
   Fixed Fringe                                    50                                    2                                     25
   Supplies                                         2                                    1                                      3
   Utilities                                       18                                                                           6
   Depreciation                                   154                                   15                                     34
   Rent, Taxes, & Ins.                              4                                    2                                     15
   Other                                           52                                   35           9
   COS Adjustments                                                                     (16)
                               -----------------------------------------------------------------------------------------------------
      Total Fixed Mfg. Exp.                       365                                   51           9                        151
                               -----------------------------------------------------------------------------------------------------
Total Cost of Goods Sold           (278)        1,908         (257)       (301)        411        (342)       (1,533)       1,408
Gross Margin                        (29)           18          (23)                     50           5           476           94
SELLING, G, & A:
   Sales Commissions                               64                                  (60)                                    61
   Advertising & Promo  (Var)                       1                                    1                                     15
   Engineering                                     36                                                                          36
   Sales & Marketing - Fixed                       90                                    4                                     53
   New Product Development                         80                                   (7)
   Finance                                         46                                                                          49
   MIS                                             30                                                                          16
   Admin & Executive                               40                                   28
   Legal                                           45                                                                           6
   Human Resources                                  9
   Depreciation                                    15                                    6                                      9
   Amortization
   Group Charge Allocation
   Other
   S, G, & A Adjustments
                               -----------------------------------------------------------------------------------------------------
      Total Selling, G, & A                       456                                  (28)                                   245
Adjusted Operating Profit           (29)         (438)         (23)                     78           5           476         (151)
   One Time Adjustments
                               -----------------------------------------------------------------------------------------------------
Operating Profit                    (29)         (438)         (23)                     78           5           476         (151)
OTHER INCOME:
   Interest Inc. - outside
   Gain on sale of assets
   Income - unconsol. co.                                                               84
   Other Income
                               -----------------------------------------------------------------------------------------------------
      Total Other Income                                                                84
OTHER EXPENSE:
   Interest Exp. - outside                                                               1
   Amortization
   Other Expense
                               -----------------------------------------------------------------------------------------------------
      Total Other Expense                                                                1
Reorganization Items
Extraordinary Item

   Total Other Inc. (Exp)                                                               83

                               -----------------------------------------------------------------------------------------------------
      Earnings before taxes         (29)         (438)         (23)                    161           5           476         (151)
                               -----------------------------------------------------------------------------------------------------
STATE & FEDERAL TAXES:
   State taxes                                   (129)
   Federal taxes                                 (130)                                  71                                    (69)
   Foreign taxes
                               -----------------------------------------------------------------------------------------------------
      Total Taxes                                (259)                                  71                                    (69)
Income before Interco.              (29)         (179)         (23)                     90           5           476          (82)
INTERCOMPANY ACTIVITY:
   Capital charge                                (102)                                 (81)                                   (62)
   Corporate charges                              (35)                                 (59)                                   (22)
                               -----------------------------------------------------------------------------------------------------

      Total Interco.                             (137)                                (140)                                   (84)

                               -----------------------------------------------------------------------------------------------------
Earnings from Cont. Op.             (29)         (316)         (23)                    (50)          5           476         (166)
                               -----------------------------------------------------------------------------------------------------
Discontinued Operations
                               -----------------------------------------------------------------------------------------------------
   Total Current Earnings           (29)         (316)         (23)                    (50)          5           476         (166)
                               =====================================================================================================
   Note: Adjusted EBITDA            (29)         (269)         (23)                     99           5           476         (108)

Note: Insilco International Holdings. Inc. does not have any activity 02-13674.

                                                              02-13672                                    02-13671
                                   SIGNAL      Pass. Comp.                    CONSOL.        TOTAL                        INSILCO
                                   ELIMS          ELIMS        CORPORATE      ENTRIES       INSILCO        HOLD CO      HOLDING CO.
                                   -----          -----        ---------      -------       -------        -------      -----------
GROSS SALES                                                                       3          8,985                         8,985
Intercompany Sales                 (342)           (49)                          (3)        (1,720)                       (1,720)
Sales Discounts                                                                                 21                            21
Sales Returns                                                                                   19                            19
                               --------------------------------------------------------------------------------------------------
   Net Sales                       (342)           (49)                                      7,225                         7,225
VARIABLE MFG. EXPENSES:
   Material                        (342)           (49)                                      2,682                         2,682
   Direct Labor                                                                                759                           759
   Variable Fringe                                                                             361                           361
   Variable overhead                                                                           193                           193
   Warranty
   Other                                                                                       255                           255
                               --------------------------------------------------------------------------------------------------
      Total Variable Mfg Exp.      (342)           (49)                                      4,250                         4,250
Mfg. Contribution Margin                                                                     2,975                         2,975
Contribution %                                                                              178.1%                        178.1%
Inventory Adjustment                                                                           166                           166
FIXED MFG. EXPENSES:
   Wage                                                                                      1,101                         1,101
   Fixed Fringe                                                                                363                           363
   Supplies                                                                                     29                            29
   Utilities                                                                                    80                            80
   Depreciation                                                                                648                           648
   Rent, Taxes, & Ins.                                                                         188                           188
   Other                                                                                       338                           338
   COS Adjustments                                                                             (16)                          (16)
                               --------------------------------------------------------------------------------------------------
      Total Fixed Mfg. Exp.                                                                  2,731                         2,731
                               --------------------------------------------------------------------------------------------------
Total Cost of Goods Sold           (342)           (49)                                      7,147                         7,147
Gross Margin                                                                                    78                            78
SELLING, G, & A:
   Sales Commissions                                                                           138                           138
   Advertising & Promo  (Var)                                                                   18                            18
   Engineering                                                                                  72                            72
   Sales & Marketing - Fixed                                                                   312                           312
   New Product Development                                                                      73                            73
   Finance                                                       195                           425                           425
   MIS                                                            23                           130                           130
   Admin & Executive                                              26                           267                           267
   Legal                                                          40                            96                            96
   Human Resources                                                42                            83                            83
   Depreciation                                                    2                            79                            79
   Amortization
   Group Charge Allocation
   Other                                                                                        (8)                           (8)
   S, G, & A Adjustments
                               --------------------------------------------------------------------------------------------------
      Total Selling, G, & A                                      328                         1,685                         1,685
Adjusted Operating Profit                                       (328)                       (1,607)                       (1,607)
   One Time Adjustments                                        1,221                         1,221                         1,221
                               --------------------------------------------------------------------------------------------------
Operating Profit                                              (1,549)                       (2,828)                       (2,828)
OTHER INCOME:
   Interest Inc. - outside                                         8                             8                             8
   Gain on sale of assets                                                                      (13)                          (13)
   Income - unconsol. co.                                                                       84                            84
   Other Income                                                2,795         (2,012)           783                           783
                               --------------------------------------------------------------------------------------------------
      Total Other Income                                       2,803         (2,012)           862                           862
OTHER EXPENSE:
   Interest Exp. - outside                                     2,281                         2,283                         2,283
   Amortization
   Other Expense                                                                250            250                           250
                               --------------------------------------------------------------------------------------------------
      Total Other Expense                                      2,281            250          2,533                         2,533
Reorganization Items
Extraordinary Item
                               --------------------------------------------------------------------------------------------------
   Total Other Inc. (Exp)                                        522         (2,262)        (1,671)                       (1,671)
                               --------------------------------------------------------------------------------------------------
      Earnings before taxes                                   (1,027)        (2,262)        (4,499)                       (4,499)
                               --------------------------------------------------------------------------------------------------
STATE & FEDERAL TAXES:
   State taxes                                                                                (129)                         (129)
   Federal taxes                                              (1,115)         1,206           (327)                         (327)
   Foreign taxes
                               --------------------------------------------------------------------------------------------------
      Total Taxes                                             (1,115)         1,206           (456)                         (456)
Income before Interco.                                            88         (3,468)        (4,043)                       (4,043)
INTERCOMPANY ACTIVITY:
   Capital charge                                                756                            28                            28
   Corporate charges                                             249
                               --------------------------------------------------------------------------------------------------
      Total Interco.                                           1,005                            28                            28
                               --------------------------------------------------------------------------------------------------
Earnings from Cont. Op.                                        1,093         (3,468)        (4,015)                       (4,015)
                               --------------------------------------------------------------------------------------------------
Discontinued Operations
                               --------------------------------------------------------------------------------------------------
   Total Current Earnings                                      1,093         (3,468)        (4,015)                       (4,015)
                               ==================================================================================================
   Note: Adjusted EBITDA                                        (326)                         (880)                         (880)

Note: Insilco International Holdings. Inc. does not have any activity 02-13674.

                                   EXHIBIT D
                                   ---------

In Re: Insilco Technologies, Inc. et al.                       Case No. 02-13672
Debtors                                            Reporting Period: December 16
                                                   to December 31, 2002

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

                    US LOCATIONS (WOUT MEXICO, DR AND CHINA)
                     PRELIMINARY CONSOLIDATING BALANCE SHEET
                                  December 2002
                             (amounts in thousands)
                                   (Unaudited)

                                      02-13672      02-13675                                    02-13678      02-13677    02-13676
                                        ESCOD       PRECISION      PRECISION    Cust. Assem.     STEWART        ITG -
                                       CONSOL.        CABLE          ELIMS          ELIMS        STAMPING      EL PASO       EFI
                                       -------        -----          -----          -----        --------      -------       ---
ASSETS
Current Assets:
Cash in bank & on hand                     (9)          (163)                                        184            1          82
Accounts Rec. - trade                   1,779          3,382                                       3,393          777       3,628
Reserve for bad debts                    (162)           (59)                                       (108)          (2)        (85)
                                ----------------------------------------------------------------------------------------------------
Accounts receivable - net               1,617          3,323                                       3,285          775       3,543
Accounts rec. - other                       8              7                                         111           12
Inventories:
Raw Materials &  suppl.                 4,069          2,963                                       1,748          521         638
Work-in-process                           108            839                                         607          159         613
Finished Goods                            921          1,029                          (79)         2,846          480       1,312
Reserve                                (2,908)          (790)                                       (321)        (109)       (139)
                                ----------------------------------------------------------------------------------------------------
    Total Inv.                          2,190          4,041                          (79)         4,880        1,051       2,424
                                ----------------------------------------------------------------------------------------------------
Assets - Held For Sale
Prepaid Expenses                           31            150                                         525           21         441
                                ----------------------------------------------------------------------------------------------------
Total Current Assets                    3,837          7,358                          (79)         8,985        1,860       6,490
                                ----------------------------------------------------------------------------------------------------
Property Plant & Equipment:
Land                                      286            380                                       2,053                      455
Buildings                               2,956          2,120                                       7,037          324       1,876
Machinery & Equipment                   3,551          7,278                                      18,874        3,663      15,122
                                ----------------------------------------------------------------------------------------------------
                                        6,793          9,778                                      27,964        3,987      17,453
Depreciation                           (5,161)        (3,311)                                    (18,882)      (2,034)     (6,135)
                                ----------------------------------------------------------------------------------------------------
Prop Plant & Equip -net                 1,632          6,467                                       9,082        1,953      11,318
Intangible Assets
Deferred Charges
Deferred Tax Asset
Investment in uncon. Com.                                398           (398)
Other non-current assets                                   2                                           4
                                ----------------------------------------------------------------------------------------------------
TOTAL ASSETS                            5,469         14,225           (398)          (79)        18,071        3,813      17,808
                                ====================================================================================================


                                                   02-13679                                    02-13673
                                  Prec. Stamp.                   CONNECTOR     CONNECTOR                       INNET     INNET/CONN
                                     Elims        CONNECTOR        ELIMS         ELIMS          INNET          ELIMS       ELIMS
                                     -----        ---------        -----         -----          -----          -----       -----
ASSETS
Current Assets:
Cash in bank & on hand                                  3                                          (3)
Accounts Rec. - trade                               3,658                                         291
Reserve for bad debts                                (288)                                       (108)
                                ----------------------------------------------------------------------------------------------------
Accounts receivable - net                           3,370                                         183
Accounts rec. - other
Inventories:
Raw Materials &  suppl.                             1,297
Work-in-process                                     2,034
Finished Goods                                        998          (265)                          590           (92)         (29)
Reserve                                              (465)                                       (224)
                                ----------------------------------------------------------------------------------------------------
    Total Inv.                                      3,864          (265)                          366           (92)         (29)
                                ----------------------------------------------------------------------------------------------------
Assets - Held For Sale
Prepaid Expenses                                      245                                          57
                                ----------------------------------------------------------------------------------------------------
Total Current Assets                                7,482          (265)                          603           (92)         (29)
                                ----------------------------------------------------------------------------------------------------
Property Plant & Equipment:
Land                                                  219
Buildings                                           2,586
Machinery & Equipment                              26,903                                       1,219
                                ----------------------------------------------------------------------------------------------------
                                                   29,708                                       1,219
Depreciation                                      (24,052)                                       (572)
                                ----------------------------------------------------------------------------------------------------
Prop Plant & Equip -net                             5,656                                         647
Intangible Assets
Deferred Charges
Deferred Tax Asset
Investment in uncon. Com.                              16                          (16)           117          (117)
Other non-current assets                                                                            6
                                ----------------------------------------------------------------------------------------------------
TOTAL ASSETS                                       13,154          (265)           (16)         1,373          (209)         (29)
                                ====================================================================================================


                                  02-13681/
                                  02-13680                               02-13672                            02-13671
                                   SIGNAL      SIGNAL   Passive Comp.                CONSOL.       TOTAL                  INSILCO
                                   CONSOL.     ELIMS        ELIMS       CORPORATE    ENTRIES      INSILCO    HOLD CO     HOLDING CO.
                                   -------     -----        -----       ---------    -------      -------    -------     -----------
ASSETS
Current Assets:
Cash in bank & on hand                 72                                 9,717                    9,884                    9,884

Accounts Rec. - trade               3,687                                                         20,595                   20,595
Reserve for bad debts                (450)                                                        (1,262)                  (1,262)
                                ----------------------------------------------------------------------------------------------------
Accounts receivable - net           3,237                                                         19,333                   19,333
Accounts rec. - other                   1                                   449                      588                      588
Inventories:
Raw Materials &  suppl.             2,369                    (77)                                 13,528                   13,528
Work-in-process                       268                                                          4,628                    4,628
Finished Goods                      1,998                                                          9,709                    9,709
Reserve                              (282)                                                        (5,238)                  (5,238)
                                ----------------------------------------------------------------------------------------------------
    Total Inv.                      4,353                    (77)                                 22,627                   22,627
                                ----------------------------------------------------------------------------------------------------
Assets - Held For Sale
Prepaid Expenses                      116                                 3,527                    5,113                    5,113
                                ----------------------------------------------------------------------------------------------------
Total Current Assets                7,779                    (77)        13,693                   57,545                   57,545
                                ----------------------------------------------------------------------------------------------------
Property Plant & Equipment:
Land                                  404                                                          3,797                    3,797
Buildings                             671                                                         17,570                   17,570
Machinery & Equipment               7,175                                   231                   84,016                   84,016
                                ----------------------------------------------------------------------------------------------------
                                    8,250                                   231                  105,383                  105,383
Depreciation                       (5,859)                                  (93)                 (66,099)                 (66,099)
                                ----------------------------------------------------------------------------------------------------
Prop Plant & Equip -net             2,391                                   138                   39,284                   39,284
Intangible Assets                                                           617                      617                      617
Deferred Charges                                                          4,937                    4,937       2,280        7,217
Deferred Tax Asset
Investment in uncon. Com.
Other non-current assets              120                                18,689      (18,689)        132                      132
                                ----------------------------------------------------------------------------------------------------
TOTAL ASSETS                       10,290                    (77)        38,074      (18,689)    102,515       2,280      104,795
                                ====================================================================================================

In Re: Insilco Technologies, Inc. et al.                       Case No. 02-13672
Debtors                                            Reporting Period: December 16
                                                   to December 31, 2002

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

                    US LOCATIONS (WOUT MEXICO, DR AND CHINA)
                     PRELIMINARY CONSOLIDATING BALANCE SHEET
                                  December 2002
                             (amounts in thousands)
                                   (Unaudited)


                                      02-13672      02-13675                                    02-13678      02-13677    02-13676
                                        ESCOD       PRECISION      PRECISION    Cust. Assem.     STEWART        ITG -
                                       CONSOL.        CABLE          ELIMS          ELIMS        STAMPING      EL PASO       EFI
                                       -------        -----          -----          -----        --------      -------       ---
LIABILITIES AND EQUITY
Current Liabilities:
Accounts Payable                          221           110                                         430           38         281
Accrued Expenses                        1,954           317                                       1,487          104         450
Accrued Expenses - corp.                   92
Accrued Interest Payable
Customer Deposits
Current Portion - LT Debt                                26
Current Portion - OLTL                                                                                                        15
CP Prepetition Liabilities                915         2,029                                       1,846          637         948
Estimated Income Taxes                                                                                                      (540)
                                ----------------------------------------------------------------------------------------------------
Total Current Liabilities               3,182         2,482                                       3,763          779       1,154
                                ----------------------------------------------------------------------------------------------------
Long Term Debt:
Notes Payable
Alternative Currency Borr.
Revolver  credit line
Term A Loan
Term B Loan
12% Sub. Notes
14% Notes - Holdings
Other Notes
                                ----------------------------------------------------------------------------------------------------
Total Long Term Debt
                                ----------------------------------------------------------------------------------------------------
Tax Liability                          (2,448)       (1,470)                                       (427)        (239)
LT Prepetition Liabilities
Other Long Term Liabilities                                                                         284                      204

Intercompany Debt:
Interco. Payable - affiliate          (10,113)          253                                     (34,053)       6,727      29,400
Interco. Payable - corporate           27,298         6,675                                      42,332
                                ----------------------------------------------------------------------------------------------------
Total Interco. Debt                    17,185         6,928                                       8,279        6,727      29,400
                                ----------------------------------------------------------------------------------------------------
PIK Preferred Stock
Shareholders Equity:
Capital Stock                          (3,750)                          (7)                           1
Capital Surplus                        (3,230)       55,620                                       4,259
Oth. Comprehensive Income
Cumulative Translation Adj               (615)
Retained Earnings:
Beginning Balance                      (2,179)      (45,252)                        (217)         4,022       (2,779)    (10,443)
Beg. Bal. Adjustment                                                  (391)
Current Earnings                       (2,676)       (4,083)                         138         (2,110)        (675)     (2,507)
                                ----------------------------------------------------------------------------------------------------
Retained Earnings                      (4,855)      (49,335)          (391)          (79)         1,912       (3,454)    (12,950)
                                ----------------------------------------------------------------------------------------------------
   Total Shareholders Eq.             (12,450)        6,285           (398)          (79)         6,172       (3,454)    (12,950)
                                ----------------------------------------------------------------------------------------------------
Total Liab. & Equity                    5,469        14,225           (398)          (79)        18,071        3,813      17,808
                                ====================================================================================================


                                                   02-13679                                    02-13673
                                  Prec. Stamp.                   CONNECTOR     CONNECTOR                       INNET     INNET/CONN
                                     Elims        CONNECTOR        ELIMS         ELIMS          INNET          ELIMS       ELIMS
                                     -----        ---------        -----         -----          -----          -----       -----
LIABILITIES AND EQUITY
Current Liabilities:
Accounts Payable                                      180                                          16
Accrued Expenses                                      528                         (277)           277
Accrued Expenses - corp.
Accrued Interest Payable
Customer Deposits
Current Portion - LT Debt                              15                                           8
Current Portion - OLTL
CP Prepetition Liabilities                          1,401                                          41
Estimated Income Taxes                              2,905
                                ----------------------------------------------------------------------------------------------------
Total Current Liabilities                           5,029                         (277)           342
                                ----------------------------------------------------------------------------------------------------
Long Term Debt:
Notes Payable                                         137
Alternative Currency Borr.
Revolver  credit line
Term A Loan
Term B Loan
12% Sub. Notes
14% Notes - Holdings
Other Notes
                                ----------------------------------------------------------------------------------------------------
Total Long Term Debt                                  137
                                ----------------------------------------------------------------------------------------------------
Tax Liability                                      (1,029)                                        332
LT Prepetition Liabilities
Other Long Term Liabilities

Intercompany Debt:
Interco. Payable - affiliate            77           (741)                         845           (822)
Interco. Payable - corporate                       (1,035)                                      5,930
                                ----------------------------------------------------------------------------------------------------
Total Interco. Debt                     77         (1,776)                         845          5,108
                                ----------------------------------------------------------------------------------------------------
PIK Preferred Stock
Shareholders Equity:
Capital Stock                                           1                          (16)           (11)         (117)
Capital Surplus                                     7,069                                      46,413
Oth. Comprehensive Income
Cumulative Translation Adj                                                        (521)                          (4)
Retained Earnings:
Beginning Balance                      (83)         8,064          (542)                      (39,842)                         (66)
Beg. Bal. Adjustment                                 (847)                                     (7,477)          (91)
Current Earnings                         6         (3,494)          277            (47)        (3,492)            3             37
                                ----------------------------------------------------------------------------------------------------
Retained Earnings                      (77)         3,723          (265)           (47)       (50,811)          (88)           (29)
                                ----------------------------------------------------------------------------------------------------
   Total Shareholders Eq.              (77)        10,793          (265)          (584)        (4,409)         (209)           (29)
                                ----------------------------------------------------------------------------------------------------
Total Liab. & Equity                               13,154          (265)           (16)         1,373          (209)           (29)
                                ====================================================================================================


                                 02-13681/
                                 02-13680                               02-13672                            02-13671
                                  SIGNAL      SIGNAL   Passive Comp.                 CONSOL.     TOTAL                    INSILCO
                                  CONSOL.     ELIMS        ELIMS       CORPORATE     ENTRIES    INSILCO     HOLD CO     HOLDING CO.
                                  -------     -----        -----       ---------     -------    -------     -------     -----------
LIABILITIES AND EQUITY
Current Liabilities:
Accounts Payable                     269                                                          1,545                      1,545
Accrued Expenses                     797                                 9,545                   15,182                     15,182
Accrued Expenses - corp.           1,187                                    33                    1,312                      1,312
Accrued Interest Payable                                                26,462                   26,462                     26,462
Customer Deposits
Current Portion - LT Debt                                                9,250                    9,299                      9,299
Current Portion - OLTL                                                     952                      967                        967
CP Prepetition Liabilities         1,025                                                          8,842                      8,842
Estimated Income Taxes                22                                  (325)      (1,600)        462                        462


                                ----------------------------------------------------------------------------------------------------
Total Current Liabilities          3,300                                45,917       (1,600)     64,071                     64,071
                                ----------------------------------------------------------------------------------------------------
Long Term Debt:
Notes Payable                                                                                       137                        137
Alternative Currency Borr.
Revolver  credit line                                                   32,500                   32,500                     32,500
Term A Loan                                                             22,750                   22,750                     22,750
Term B Loan                                                             56,912                   56,912                     56,912
12% Sub. Notes                                                         119,867                  119,867                    119,867
14% Notes - Holdings                                                                                           125,636     125,636
Other Notes                                                             15,000                   15,000                     15,000
                                ----------------------------------------------------------------------------------------------------
Total Long Term Debt                                                   247,029                  247,166        125,636     372,802
                                ----------------------------------------------------------------------------------------------------

Tax Liability                     (1,781)                                9,494       10,130      12,562         (1,179)     11,383
LT Prepetition Liabilities                                                  28                       28                         28
Other Long Term Liabilities                                             22,082                   22,570                     22,570

Intercompany Debt:
Interco. Payable - affiliate       3,145                      (77)        (260)                  (5,619)          (434)     (6,053)
Interco. Payable - corporate      (1,330)                              (86,476)                  (6,606)                    (6,606)
                                ----------------------------------------------------------------------------------------------------
Total Interco. Debt                1,815                      (77)     (86,736)                 (12,225)          (434)    (12,659)
                                ----------------------------------------------------------------------------------------------------
PIK Preferred Stock                                                                                             64,548      64,548
Shareholders Equity:
Capital Stock                          1                                    (3)      (1,745)     (5,646)             1      (5,645)
Capital Surplus                    3,337                                (6,605)    (102,033)      4,830         61,766      66,596
Oth. Comprehensive Income
Cumulative Translation Adj                                              (5,342)      (1,423)     (7,905)                    (7,905)
Retained Earnings:
Beginning Balance                  7,617                              (165,165)      86,931    (159,934)      (222,088)   (382,022)
Beg. Bal. Adjustment                (440)                                 (415)       1,593      (8,068)        (9,379)    (17,447)
Current Earnings                  (3,559)                              (22,210)     (10,542)    (54,934)       (16,591)    (71,525)
                                ----------------------------------------------------------------------------------------------------
Retained Earnings                  3,618                              (187,790)      77,982    (222,936)      (248,058)   (470,994)
                                ----------------------------------------------------------------------------------------------------
   Total Shareholders Eq.          6,956                              (199,740)     (27,219)   (231,657)      (186,291)   (417,948)
                                ----------------------------------------------------------------------------------------------------
Total Liab. & Equity              10,290                      (77)      38,074      (18,689)    102,515          2,280     104,795
                                ====================================================================================================

Note: Insilco International Holdings. Inc. does not have any activity 02-13674.

                                   EXHIBIT E
                                   ---------

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In Re         Insilco Technologies, Inc., et al.               Case No. 02-13672
      Debtors                                      Reporting Period: December 16
                                                   to December 31, 2002

                       ATTESTATION FOR POSTPETITION TAXES
                       ----------------------------------

The Debtors attest that all pospetition taxes that were due have been paid for the current reporting period.


                      SUMMARY OF UNPAID POSTPETITION DEBTS
                      ------------------------------------

--------------------------------------------------------------------------------
                                             Number of Days Past Due
                                      ------------------------------------
(amounts in thousands)        Current  0 - 30  31 - 60  61 - 90  Over 90   Total
--------------------------------------------------------------------------------
 Accounts Payable              1,545        -       -       -       -     1,545
--------------------------------------------------------------------------------
 Wages Payable                   584        -       -       -       -       584
--------------------------------------------------------------------------------
 Taxes Payable                    76        -       -       -       -        76
--------------------------------------------------------------------------------
 Rent / Leases - Building          -        -       -       -       -         -
--------------------------------------------------------------------------------
 Rent / Leases - Equipment         -        -       -       -       -         -
--------------------------------------------------------------------------------
 Secured Debt / Adequate
   Protection Payments             -        -       -       -       -         -
--------------------------------------------------------------------------------
 Professional Fees                96        -       -       -       -        96
--------------------------------------------------------------------------------
 Amounts Due to Insiders           -        -       -       -       -         -
--------------------------------------------------------------------------------
 Other: Benefits                 799        -       -       -       -       799
--------------------------------------------------------------------------------
 Other: Insurance              1,242        -       -       -       -     1,242
--------------------------------------------------------------------------------
 Other: Pension               11,310        -       -       -       -    11,310
--------------------------------------------------------------------------------
 Other: Other                  2,387        -       -       -       -     2,387
--------------------------------------------------------------------------------
 Total Postpetition Debts     18,039        -       -       -       -    18,039
--------------------------------------------------------------------------------
Explain how and when the Debtor intends to pay any past-due postpetition debts.

            ITG Global                          02-13672
--------------------------------------------------------------------------------------------------------------------
                                                                           Number of Days Past Due
                                                                  ------------------------------------------
(amounts in thousands)                                 Current      0 - 30    31 - 60    61 - 90   Over 90    Total
--------------------------------------------------------------------------------------------------------------------
Accounts Payable                                         221          -          -         -          -        221
--------------------------------------------------------------------------------------------------------------------
Wages Payable                                             36          -          -         -          -         36
--------------------------------------------------------------------------------------------------------------------
Taxes Payable                                              -          -          -         -          -          -
--------------------------------------------------------------------------------------------------------------------
Rent / Leases - Building                                   -          -          -         -          -          -
--------------------------------------------------------------------------------------------------------------------
Rent / Leases - Equipment                                  -          -          -         -          -          -
--------------------------------------------------------------------------------------------------------------------
Secured Debt / Adequate Protection Payments                -          -          -         -          -          -
--------------------------------------------------------------------------------------------------------------------
Professional Fees                                          -          -          -         -          -          -
--------------------------------------------------------------------------------------------------------------------
Amounts Due to Insiders                                    -          -          -         -          -          -
--------------------------------------------------------------------------------------------------------------------
Other: Benefits                                          408          -          -         -          -        408
--------------------------------------------------------------------------------------------------------------------
Other: Insurance                                          97          -          -         -          -         97
--------------------------------------------------------------------------------------------------------------------
Other: Pension                                         1,405          -          -         -          -      1,405
--------------------------------------------------------------------------------------------------------------------
Other: Other                                             100          -          -         -          -        100
--------------------------------------------------------------------------------------------------------------------
Total Accrueds                                         2,046          -          -         -          -      2,046
--------------------------------------------------------------------------------------------------------------------
Total Postpetition Debts                               2,267          -          -         -          -      2,267
--------------------------------------------------------------------------------------------------------------------


            Precision Cable Manufacturing        02-13675
--------------------------------------------------------------------------------------------------------------------
                                                                            Number of Days Past Due
                                                                  ------------------------------------------
(amounts in thousands)                                  Current     0 - 30    31 - 60   61 - 90    Over 90    Total
--------------------------------------------------------------------------------------------------------------------
Accounts Payable                                         110          -          -         -          -        110
--------------------------------------------------------------------------------------------------------------------
Wages Payable                                             74          -          -         -          -         74
--------------------------------------------------------------------------------------------------------------------
Taxes Payable                                             20          -          -         -          -         20
--------------------------------------------------------------------------------------------------------------------
Rent / Leases - Building                                   -          -          -         -          -          -
--------------------------------------------------------------------------------------------------------------------
Rent / Leases - Equipment                                  -          -          -         -          -          -
--------------------------------------------------------------------------------------------------------------------
Secured Debt / Adequate Protection Payments                -          -          -         -          -          -
--------------------------------------------------------------------------------------------------------------------
Professional Fees                                          -          -          -         -          -          -
--------------------------------------------------------------------------------------------------------------------
Amounts Due to Insiders                                    -          -          -         -          -          -
--------------------------------------------------------------------------------------------------------------------
Other: Benefits                                           93          -          -         -          -         93
--------------------------------------------------------------------------------------------------------------------
Other: Insurance                                         104          -          -         -          -        104
--------------------------------------------------------------------------------------------------------------------
Other: Pension                                                        -          -         -          -          -
--------------------------------------------------------------------------------------------------------------------
Other: Other                                              26          -          -         -          -         26
--------------------------------------------------------------------------------------------------------------------
Total Accrueds                                           317          -          -         -          -        317
--------------------------------------------------------------------------------------------------------------------
Total Postpetition Debts                                 427          -          -         -          -        427
--------------------------------------------------------------------------------------------------------------------


            Stewart Stamping Group               02-13678, 02-13676, 02-13677
--------------------------------------------------------------------------------------------------------------------
                                                                            Number of Days Past Due
                                                                  ------------------------------------------
(amounts in thousands)                                 Current      0 - 30    31 - 60   61 - 90    Over 90    Total
--------------------------------------------------------------------------------------------------------------------
Accounts Payable                                         749          -          -         -          -        749
--------------------------------------------------------------------------------------------------------------------
Wages Payable                                            318          -          -         -          -        318
--------------------------------------------------------------------------------------------------------------------
Taxes Payable                                             51          -          -         -          -         51
--------------------------------------------------------------------------------------------------------------------
Rent / Leases - Building                                   -          -          -         -          -          -
--------------------------------------------------------------------------------------------------------------------
Rent / Leases - Equipment                                  -          -          -         -          -          -
--------------------------------------------------------------------------------------------------------------------
Secured Debt / Adequate Protection Payments                -          -          -         -          -          -
--------------------------------------------------------------------------------------------------------------------
Professional Fees                                         96          -          -         -          -         96
--------------------------------------------------------------------------------------------------------------------
Amounts Due to Insiders                                    -          -          -         -          -          -
--------------------------------------------------------------------------------------------------------------------
Other: Benefits                                          283          -          -         -          -        283
--------------------------------------------------------------------------------------------------------------------
Other: Insurance                                         439          -          -         -          -        439
--------------------------------------------------------------------------------------------------------------------
Other: Pension                                           584          -          -         -          -        584
--------------------------------------------------------------------------------------------------------------------
Other: Other                                             270          -          -         -          -        270
--------------------------------------------------------------------------------------------------------------------
Total Accrueds                                         2,041          -          -         -          -      2,041
--------------------------------------------------------------------------------------------------------------------
Total Postpetition Debts                               2,790          -          -         -          -      2,790
--------------------------------------------------------------------------------------------------------------------


            Stewart Connector Systems            02-13679
--------------------------------------------------------------------------------------------------------------------
                                                                           Number of Days Past Due
                                                                  ------------------------------------------
(amounts in thousands)                                 Current      0 - 30    31 - 60   61 - 90    Over 90    Total
--------------------------------------------------------------------------------------------------------------------
Accounts Payable                                         180          -          -         -          -        180
--------------------------------------------------------------------------------------------------------------------
Wages Payable                                             61          -          -         -          -         61
--------------------------------------------------------------------------------------------------------------------
Taxes Payable                                              -          -          -         -          -          -
--------------------------------------------------------------------------------------------------------------------
Rent / Leases - Building                                   -          -          -         -          -          -
--------------------------------------------------------------------------------------------------------------------
Rent / Leases - Equipment                                  -          -          -         -          -          -
--------------------------------------------------------------------------------------------------------------------
Secured Debt / Adequate Protection Payments                -          -          -         -          -          -
--------------------------------------------------------------------------------------------------------------------
Professional Fees                                          -          -          -         -          -          -
--------------------------------------------------------------------------------------------------------------------
Amounts Due to Insiders                                    -          -          -         -          -          -
--------------------------------------------------------------------------------------------------------------------
Other: Benefits                                            -          -          -         -          -          -
--------------------------------------------------------------------------------------------------------------------
Other: Insurance                                           2          -          -         -          -          2
--------------------------------------------------------------------------------------------------------------------
Other: Pension                                           241          -          -         -          -        241
--------------------------------------------------------------------------------------------------------------------
Other: Other                                             (53)         -          -         -          -        (53)
--------------------------------------------------------------------------------------------------------------------
Total Accrueds                                           251          -          -         -          -        251
--------------------------------------------------------------------------------------------------------------------
Total Postpetition Debts                                 431          -          -         -          -        431
--------------------------------------------------------------------------------------------------------------------

            InNet Technologies                   02-13673
--------------------------------------------------------------------------------------------------------------------
                                                                            Number of Days Past Due
                                                                  -------------------------------------------
(amounts in thousands)                                  Current     0 - 30     31 - 60   61 - 90    Over 90   Total
--------------------------------------------------------------------------------------------------------------------
Accounts Payable                                          16          -          -         -          -         16
--------------------------------------------------------------------------------------------------------------------
Wages Payable                                             45          -          -         -          -         45
--------------------------------------------------------------------------------------------------------------------
Taxes Payable                                              1          -          -         -          -          1
--------------------------------------------------------------------------------------------------------------------
Rent / Leases - Building                                   -          -          -         -          -          -
--------------------------------------------------------------------------------------------------------------------
Rent / Leases - Equipment                                  -          -          -         -          -          -
--------------------------------------------------------------------------------------------------------------------
Secured Debt / Adequate Protection Payments                -          -          -         -          -          -
--------------------------------------------------------------------------------------------------------------------
Professional Fees                                          -          -          -         -          -          -
--------------------------------------------------------------------------------------------------------------------
Amounts Due to Insiders                                    -          -          -         -          -          -
--------------------------------------------------------------------------------------------------------------------
Other: Benefits                                          115          -          -         -          -        115
--------------------------------------------------------------------------------------------------------------------
Other: Insurance                                           -          -          -         -          -          -
--------------------------------------------------------------------------------------------------------------------
Other: Pension                                             -          -          -         -          -          -
--------------------------------------------------------------------------------------------------------------------
Other: Other                                             116          -          -         -          -        116
--------------------------------------------------------------------------------------------------------------------
Total Accrueds                                           277          -          -         -          -        277
--------------------------------------------------------------------------------------------------------------------
Total Postpetition Debts                                 293          -          -         -          -        293
--------------------------------------------------------------------------------------------------------------------


            Signal Transformer                   02-13681, 02-13680
--------------------------------------------------------------------------------------------------------------------
                                                                           Number of Days Past Due
                                                                  ------------------------------------------
(amounts in thousands)                                 Current      0 - 30    31 - 60   61 - 90    Over 90     Total
--------------------------------------------------------------------------------------------------------------------
Accounts Payable                                         269          -          -         -          -        269
--------------------------------------------------------------------------------------------------------------------
Wages Payable                                             50          -          -         -          -         50
--------------------------------------------------------------------------------------------------------------------
Taxes Payable                                              4          -          -         -          -          4
--------------------------------------------------------------------------------------------------------------------
Rent / Leases - Building                                   -          -          -         -          -          -
--------------------------------------------------------------------------------------------------------------------
Rent / Leases - Equipment                                  -          -          -         -          -          -
--------------------------------------------------------------------------------------------------------------------
Secured Debt / Adequate Protection Payments                -          -          -         -          -          -
--------------------------------------------------------------------------------------------------------------------
Professional Fees                                          -          -          -         -          -          -
--------------------------------------------------------------------------------------------------------------------
Amounts Due to Insiders                                    -          -          -         -          -          -
--------------------------------------------------------------------------------------------------------------------
Other: Benefits                                           84          -          -         -          -         84
--------------------------------------------------------------------------------------------------------------------
Other: Insurance                                         336          -          -         -          -        336
--------------------------------------------------------------------------------------------------------------------
Other: Pension                                           183          -          -         -          -        183
--------------------------------------------------------------------------------------------------------------------
Other: Other                                           1,327          -          -         -          -      1,327
--------------------------------------------------------------------------------------------------------------------
Total Accrueds                                         1,984          -          -         -          -      1,984
--------------------------------------------------------------------------------------------------------------------
Total Postpetition Debts                               2,253          -          -         -          -      2,253
--------------------------------------------------------------------------------------------------------------------


            Insilco Technologies, Inc.           02-13672
--------------------------------------------------------------------------------------------------------------------
                                                                           Number of Days Past Due
                                                                  ------------------------------------------
(amounts in thousands)                                  Current     0 - 30    31 - 60   61 - 90    Over 90    Total
--------------------------------------------------------------------------------------------------------------------
Accounts Payable                                           -          -          -         -          -          -
--------------------------------------------------------------------------------------------------------------------
Wages Payable                                              -          -          -         -          -          -
--------------------------------------------------------------------------------------------------------------------
Taxes Payable                                              -          -          -         -          -          -
--------------------------------------------------------------------------------------------------------------------
Rent / Leases - Building                                   -          -          -         -          -          -
--------------------------------------------------------------------------------------------------------------------
Rent / Leases - Equipment                                  -          -          -         -          -          -
--------------------------------------------------------------------------------------------------------------------
Secured Debt / Adequate Protection Payments                -          -          -         -          -          -
--------------------------------------------------------------------------------------------------------------------
Professional Fees                                          -          -          -         -          -          -
--------------------------------------------------------------------------------------------------------------------
Amounts Due to Insiders                                    -          -          -         -          -          -
--------------------------------------------------------------------------------------------------------------------
Other: Benefits                                         (184)         -          -         -          -       (184)
--------------------------------------------------------------------------------------------------------------------
Other: Insurance                                         264          -          -         -          -        264
--------------------------------------------------------------------------------------------------------------------
Other: Pension                                         8,897          -          -         -          -      8,897
--------------------------------------------------------------------------------------------------------------------
Other: Other                                             601          -          -         -          -        601
--------------------------------------------------------------------------------------------------------------------
Total Accrueds                                         9,578          -          -         -          -      9,578
--------------------------------------------------------------------------------------------------------------------
Total Postpetition Debts                               9,578          -          -         -          -      9,578
--------------------------------------------------------------------------------------------------------------------

Companies with none:
Insilco International Holdings, Inc.             02-13674
Insilco Holding Co.                              02-13671

                                   EXHIBIT F
                                   ---------

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In Re        Insilco Technologies, Inc., et al.                Case No. 02-13672
     Debtors                                       Reporting Period: December 16
                                                   to December 31, 2002

                  ACCOUNTS RECEIVABLE RECONCILIATION AND AGING
                  --------------------------------------------

--------------------------------------------------------------------------------
Accounts Receivable Reconciliation                                     Amount
                                                                  (in thousands)
--------------------------------------------------------------------------------
Total Accounts Receivable at the beginning of the reporting period   $ 26,155
--------------------------------------------------------------------------------
+ Amounts billed during the period                                   $  5,714
--------------------------------------------------------------------------------
- Amounts collected during the period                                $  5,167
--------------------------------------------------------------------------------
Reclass intercompany trade receivables to intercompany receivables   $  6,107
--------------------------------------------------------------------------------
Total Accounts Receivable at the end of the reporting period         $ 20,595
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Accounts Receivable Aging                                             Amount
                                                                  (in thousands)
--------------------------------------------------------------------------------
0 - 30 days old                                                     $  9,218
--------------------------------------------------------------------------------
31 - 60 days old                                                    $  7,296
--------------------------------------------------------------------------------
61 - 90 days old                                                    $  2,281
--------------------------------------------------------------------------------
91+ days old                                                        $  1,800
--------------------------------------------------------------------------------
Total Accounts Receivable                                           $ 20,595
--------------------------------------------------------------------------------
Amount considered uncollectable (Bad Debt)                          $ (1,262)
--------------------------------------------------------------------------------
Accounts Receivable (Net)                                           $ 19,333
--------------------------------------------------------------------------------

Support Sheet For Accounts Receivable Reconciliation

                                                                 Insilco       Insilco
                                                    Insilco       Intl'      Technologies     Precision      Stewart      EFI Metal
                                                  Holding Co.    Holding         Inc.           Cable        Stamping      Forming
(amounts in thousands)                              02-13671     02-13674      02-13672        02-13675      02-13678      02-13677
------------------------------------------------------------------------------------------------------------------------------------
Accounts Receivable Reconciliation                   Amount       Amount        Amount          Amount        Amount        Amount
------------------------------------------------------------------------------------------------------------------------------------
Total Accounts Receivable at the 12/16/02             $ -          $ -         $ 1,925         $ 3,594       $ 3,142        $ 763
------------------------------------------------------------------------------------------------------------------------------------
+ Amounts billed during the period                    $ -          $ -         $   729         $ 1,067       $   818        $ 113
------------------------------------------------------------------------------------------------------------------------------------
- Amounts collected during the period                 $ -          $ -         $   875         $ 1,279       $   567        $  99
------------------------------------------------------------------------------------------------------------------------------------
Reclass intercompany trade receivables to
  intercompany receivables                            $ -          $ -         $     -         $     -       $     -        $   -
------------------------------------------------------------------------------------------------------------------------------------
Total Accounts Receivable at the 12/31/02             $ -          $ -         $ 1,779         $ 3,382       $ 3,393        $ 777
------------------------------------------------------------------------------------------------------------------------------------

                                                                  Stewart
                                                   Eyelets for   Connector      InNet           Signal        Signal
                                                     Industry     Systems    Technologies     Transformer     Caribe
(amounts in thousands)                               02-13676     02-13679     02-13674        02-13681      02-13680
------------------------------------------------------------------------------------------------------------------------------------
Accounts Receivable Reconciliation                    Amount       Amount       Amount          Amount        Amount         Total
------------------------------------------------------------------------------------------------------------------------------------
Total Accounts Receivable at the 12/16/02            $ 2,792      $ 9,829        $ 291         $ 3,819        $    -       $ 26,155
------------------------------------------------------------------------------------------------------------------------------------
+ Amounts billed during the period                   $ 1,484      $   741        $  17         $   745        $    -       $  5,714
------------------------------------------------------------------------------------------------------------------------------------
- Amounts collected during the period                $   648      $   805        $  17         $   877        $    -       $  5,167
------------------------------------------------------------------------------------------------------------------------------------
Reclass intercompany trade receivables to
  intercompany receivables                           $     -      $ 6,107        $   -         $     -        $    -       $  6,107
------------------------------------------------------------------------------------------------------------------------------------
Total Accounts Receivable at the 12/31/02            $ 3,628      $ 3,658        $ 291         $ 3,687        $    -       $ 20,595
------------------------------------------------------------------------------------------------------------------------------------



                                                               Insilco       Insilco
                                                  Insilco       Intl'      Technologies     Precision      Stewart      EFI Metal
                                                Holding Co.    Holding         Inc.           Cable        Stamping      Forming
(amounts in thousands)                           02-13671      02-13674     02-13672        02-13675        02-13678     02-13677
------------------------------------------------------------------------------------------------------------------------------------
Accounts Receivable Aging                         Amount        Amount       Amount          Amount         Amount        Amount
------------------------------------------------------------------------------------------------------------------------------------
0 - 30 days old                                     $ -          $ -        $   843         $ 1,252        $ 1,831        $ 286
------------------------------------------------------------------------------------------------------------------------------------
31 - 60 days old                                    $ -          $ -        $   566         $ 1,546        $ 1,100        $ 365
------------------------------------------------------------------------------------------------------------------------------------
61 - 90 days old                                    $ -          $ -        $   188         $   497        $   333        $  73
------------------------------------------------------------------------------------------------------------------------------------
91+ days old                                        $ -          $ -        $   182         $    87        $   129        $  53
------------------------------------------------------------------------------------------------------------------------------------
Total Accounts Receivable                           $ -          $ -        $ 1,779         $ 3,382        $ 3,393        $ 777
------------------------------------------------------------------------------------------------------------------------------------
Amount considered uncollectable (Bad Debt)          $ -          $ -        $  (162)        $   (59)       $  (108)       $  (2)
------------------------------------------------------------------------------------------------------------------------------------
Accounts Receivable (Net)                           $ -          $ -        $ 1,617         $ 3,323        $ 3,285        $ 775
------------------------------------------------------------------------------------------------------------------------------------

                                                                   Stewart
                                                   Eyelets for    Connector       InNet         Signal         Signal
                                                    Industry       Systems     Technologies   Transformer      Caribe
(amounts in thousands)                              02-13676       02-13679      02-13674      02-13681       02-13680
------------------------------------------------------------------------------------------------------------------------------------
Accounts Receivable Aging                            Amount         Amount        Amount        Amount         Amount        Total
------------------------------------------------------------------------------------------------------------------------------------
0 - 30 days old                                     $ 1,351        $  2,163       $   65       $ 1,427          $ -        $  9,218
------------------------------------------------------------------------------------------------------------------------------------
31 - 60 days old                                    $ 1,432        $  1,307       $   44       $   936          $ -        $  7,296
------------------------------------------------------------------------------------------------------------------------------------
61 - 90 days old                                    $   532        $    148       $   31       $   479          $ -        $  2,281
------------------------------------------------------------------------------------------------------------------------------------
91+ days old                                        $   313        $     40       $  151       $   845          $ -        $  1,800
------------------------------------------------------------------------------------------------------------------------------------
Total Accounts Receivable                           $ 3,628        $  3,658       $  291       $ 3,687          $ -        $ 20,595
------------------------------------------------------------------------------------------------------------------------------------
Amount considered uncollectable (Bad Debt)          $   (85)       $   (288)      $ (108)      $  (450)         $ -        $ (1,262)
------------------------------------------------------------------------------------------------------------------------------------
Accounts Receivable (Net)                           $ 3,543        $  3,370       $  183       $ 3,237          $ -        $ 19,333
------------------------------------------------------------------------------------------------------------------------------------

                                   EXHIBIT G
                                   ---------

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In Re  Insilco Technologies, Inc., et al.                      Case No. 02-13672
      Debtors                                      Reporting Period: December 16
                                                   to December 31, 2002

                              DEBTOR QUESTIONNAIRE
                              --------------------

--------------------------------------------------------------------------------
Must be completed each month                                      Yes      No
--------------------------------------------------------------------------------
1.  Have any assets been sold or transferred outside the
    normal course of business this reporting period?
    If yes, provide an explanation below.                                  No
--------------------------------------------------------------------------------
2.  Have any funds been disbursed from any account other
    than a debtor in possession account this reporting period?
    If yes, provide an explanation below.                                  No
--------------------------------------------------------------------------------
3.  Have all postpetition tax returns been timely filed?
    If no, provide an explanation below.                          Yes
--------------------------------------------------------------------------------
4.  Are workers compensation, general liability and other
    necessary insurance coverages in effect?  If no,
    provide an explanation below.                                 Yes
--------------------------------------------------------------------------------